UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 02, 2023

Quanergy Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39222	88-0535845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 LAKESIDE DRIVE SUNNYVALE, California	94085
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 408 245-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	QNGY	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $230.00 per share	QNGY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 13, 2022, on December 13, 2022, Quanergy Systems, Inc. (the “Company”) filed a voluntary petition (Case No. 22-11305) for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such case, the “Case”).

On February 3, 2023, the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with ROLISI, LLC (the “Buyer”) to sell substantially all of its assets pursuant to a sale conducted under Section 363 of the U.S. Bankruptcy Code (the “Asset Sale”). The Purchase Agreement provides for aggregate consideration in the amount of up to $3,150,000 (“Purchase Price”).

The Purchase Agreement contains customary representations, warranties, covenants and closing conditions that are subject to certain limitations.

The sale was subject to the final order of the Court, and on February 2, 2023, the Court approved the Asset Sale to Buyer pursuant to the Purchase Agreement. On February 3, 2023, the Company completed the Asset Sale.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Purchase Agreement has been filed with this Current Report on Form 8-K to provide investors and security holders with information regarding the Purchase Agreement’s terms. They are not intended to provide any other factual information about Buyer. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of the specific date therein, were solely for the benefit of the parties to the Purchase Agreement and may be subject to important limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or its subsidiaries. Moreover, information concerning the subject matter of such representations, warranties and covenants may change after the date of the Purchase Agreement containing them, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 1.03.	Bankruptcy or Receivership.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

On January 20, 2023, the Company filed its monthly operating report with the Court for the period beginning December 13, 2022 and ending December 31, 2022 (the “Monthly Operating Report”). The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any Company securities. The Monthly Operating Report is limited in scope and has been prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Monthly Operating Report was not reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment. The financial information in the Monthly Operating Report is not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. The Monthly Operating Report also relates to a period that is different from the historical periods required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” “will likely result” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this Current Report on Form 8-K, are forward-looking statements, including statements regarding the anticipated process for the approval of, and solicitation of votes for, the Purchase Agreement and the Asset Sale. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: risks and uncertainties associated with the Case; the risk that the Company will likely not be able to continue as a going concern and holders of its common stock could suffer a total loss of their investment; risk related to trading in the Company’s common stock and warrants during the pendency of the Case, which is highly speculative and poses substantial risks; the risk that the Company’s equity securities will be canceled or that holders of such equity will not receive any distribution with respect to, or be able to recover any portion of, their investments; the risk that if the Company is not able to obtain confirmation of a Plan, it could be required to liquidate under Chapter 7 of the Bankruptcy Code; changes in domestic and foreign business, market, financial, political and legal conditions; the overall level of consumer demand for the Company’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of the Company’s customers; the Company’s ability to implement its business strategy; changes in governmental regulation, the Company’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to the Company’s business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of the Company’s suppliers and the impact of supply chain constraints, as well as consumer demand for its products; the impact that global climate change trends may have on the Company and its suppliers and customers; the Company’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, the Company’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; the Company’s ability to utilize potential net operating loss carryforwards; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks; and other risks and uncertainties indicated in the Company’s filings with the SEC, including under the “Risk Factors” heading of the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2022, filed with the SEC on November 14, 2022. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views only as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Asset Purchase Agreement, dated February 3, 2023, by and between ROLISI, LLC and Quanergy Systems, Inc.

99.1	Monthly Operating Report, for the period covering December 13, 2022 through December 31, 2022, filed with the United States Bankruptcy Court for the District of Delaware.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANERGY SYSTEMS, INC.

Dated: February 6, 2023	By:	/s/ Patrick Archambault
Patrick Archambault Chief Financial Officer